EXHIBIT 99.1

Znergy Appoints Interim Chief Financial Officer

TAMPA, FL – (Accesswire) – December 21, 2017 – Znergy Inc. (OTC Markets: ZNRG) (the "Company"), a provider of energy efficient lighting products, lighting controls and energy management solutions, announced today the appointment of William McMahon as Interim Chief Financial Officer. Mr. McMahon brings over 40 years of financial management experience, including as Chief Financial Officer in a variety of industries for public and private small and medium size businesses.

Since early in 2017, Mr. McMahon has been a principal in Nperspective CFO & Strategic Services, a fractional CFO company which provides interim and part-time CFO services.  Since 2012, Mr. McMahon has been providing part-time CFO services to Neptune Minerals, Inc., a company engaged in deep ocean minerals exploration and resource development.  From August 2015 to September 2016, Mr. McMahon was Chief Financial Officer and Treasurer for Rock Creek Pharmaceuticals, Inc., a drug development company focused on the development of new drugs and compounds that provide therapies for chronic inflammatory diseases such as psoriasis.  During his 40 plus year career, Mr. McMahon has served as Chief Financial Officer, Controller and Treasurer for various small to medium size public and private companies.  Mr. McMahon has a diverse industry background working in manufacturing, distribution, transportation and logistics, retail and hospitality, as well as LED lamp manufacturing.  His background includes working with customers and suppliers internationally, including Europe, China, Africa and Asia.  Mr. McMahon holds a Bachelor of Science in Accounting degree from DePaul University in Chicago

About Znergy, Inc.
Znergy, Inc. (OTC Markets: ZNRG) is a provider of energy efficient lighting products, lighting controls and energy management solutions. Management is executing a growth strategy through developing large regional and national accounts, rolling out sales and installation teams across the United States. Our solutions enable customers to reduce energy consumption, lower maintenance costs and realize environmental benefits. Znergy is headquartered in Tampa, Florida. For more information, please visit: www.znergyworld.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Contact Information
Znergy, Inc.
C. J. Floyd
(800) 931-5662
cj.floyd@znergyworld.com

Hayden IR
(917) 658-7878
hart@haydenir.com